UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2004

Nuevo Energy Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	76-0304436
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 Main, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 652-0706

ITEM 5. OTHER EVENTS

     On January 5, 2004, Nuevo Energy Company announced the Company’s significant increase in realized pricing for California crude oil production in a press release attached hereto as Exhibit 99.1.

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ITEM 7. EXHIBITS

          (a) Exhibits

99.1	Press release dated January 5, 2004, announcing Nuevo significantly increases realized pricing for California crude oil production.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUEVO ENERGY COMPANY
(Registrant)

Date:	January 5, 2004	By:	/s/ Michael S. Wilkes

Michael S. Wilkes
Principal Financial and Accounting Officer

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EXHIBIT INDEX

99.1	Press release dated January 5, 2004, announcing Nuevo significantly increases realized pricing for California crude oil production.

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